UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

ELECTRAMECCANICA VEHICLES CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Silver Drive Third Floor Burnaby, British Columbia, Canada	V5H 0H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 428-7656

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on November 3, 2023, Tevva Motors Limited, a company registered in England and Wales (“Tevva”), filed a complaint (the “Complaint”) in the United States District Court for the District of Arizona (the “Arizona District Court”) against ElectraMeccanica Vehicles Corp., a company existing under the laws of the Province of British Columbia (“ElectraMeccanica”), 1432952 B.C. Ltd., a company existing under the laws of the Province of British Columbia (“Holdco”), 1432957 B.C. Ltd., a company existing under the laws of the Province of British Columbia (“Parentco”), and Susan E. Docherty, ElectraMeccanica’s Chief Executive Officer and Interim Chief Operating Officer, relating to the termination of that certain arrangement agreement, dated August 14, 2023, by and among the parties (the “Arrangement Agreement”).

On November 7, 2023, the Arizona District Court issued an order (the “Order”) dismissing the Complaint due to the Arizona District Court’s lack of subject-matter jurisdiction as a result of (i) ElectraMeccanica, Holdco and Parentco being Canadian corporations and (ii) Tevva’s failure to establish Arizona as Ms. Docherty’s state of domicile in the Complaint. Pursuant to the Order, Tevva has until November 21, 2023 to file an amended complaint seeking to cure the deficiencies identified in the Order. On November 7, 2023, Tevva subsequently filed a substantially similar complaint in the Maricopa County Superior Court, State of Arizona. ElectraMeccanica has not been served with the new complaint.

ElectraMeccanica and the other defendants believe that Tevva’s allegations are without merit and intend to vigorously defend their position to the fullest extent permitted by law. ElectraMeccanica also intends to pursue its own legal rights and remedies against Tevva in appropriate legal jurisdictions, including potentially the United States, Canada and the United Kingdom, and to take steps intended to ensure Tevva’s debtor obligations, as applicable, are met. In addition, ElectraMeccanica is evaluating and considering legal action to obtain relief as to certain persons in conjunction with the Arrangement Agreement and their individual efforts in not meeting contractual, fiduciary, and debtor obligations.

Additionally, on November 9, 2023, ElectraMeccanica delivered a notice of default and demand for payment (the “Notice”) to Tevva under the term loan facility (the “Working Capital Facility”) pursuant to that certain facility letter, dated August 14, 2023, by and between ElectraMeccanica and Tevva. The Notice states that certain events of default and breaches of warranty by Tevva have occurred and, as a result, ElectraMeccanica has demanded payment of the approximately $6.1 million due from Tevva under the Working Capital Facility. ElectraMeccanica also delivered notice on November 9, 2023 pursuant to the Deed of Priority, dated August 15, 2023, to the other three Tevva secured creditors seeking consultation over the prompt appointment of an insolvency administrator.

Cautionary Note Regarding Forward-Looking Statements

This this Current Report on Form 8-K includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to, statements regarding ElectraMeccanica’s and the other defendants’ intent to vigorously defend their position to the fullest extent permitted by law; ElectraMeccanica’s intent to pursue its own legal rights and remedies against Tevva in appropriate legal jurisdictions, including potentially the United States, Canada and the United Kingdom, and to take steps intended to ensure Tevva’s debtor obligations, as applicable, are met; and ElectraMeccanica’s plans to evaluate and consider legal action to obtain relief as to certain persons in conjunction with the Arrangement Agreement and their individual efforts in not meeting contractual, fiduciary, and debtor obligations. Forward-looking statements are based on the current beliefs or expectations of the management of ElectraMeccanica and are inherently subject to a number of risks, uncertainties, and assumptions, most of which are difficult to predict and many of which are beyond ElectraMeccanica’s control. Actual results may differ materially from those expressed or implied in the forward-looking statements due to risks and uncertainties including, but not limited to, whether ElectraMeccanica and the other defendants will be successful in their defense against the allegations under any amended Complaint, state complaint or in any future legal proceedings involving Tevva and/or any related persons. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in ElectraMeccanica’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q filed with the SEC during 2023, as well as in its subsequent filings with the SEC. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where it is expressly required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023	ELECTRAMECCANICA VEHICLES CORP.

	By:	/s/ Michael Bridge
Michael Bridge
General Counsel and Corporate Secretary